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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Fatbrain.com, Inc. on Form S-3 of our report dated March 10, 1999, appearing in the Annual Report on Form 10-KSB of Fatbrain.com, Inc. for the year ended January 31, 1999, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche, LLP

San Jose, California
January 20, 2000